Supplement Dated February 17, 2012 To Prospectuses Dated May 1, 2011 For

Variable Universal Life III

Variable Universal Life II

Variable Universal Life

Supplement Dated February 17, 2012 To Prospectuses Dated May 1, 2009, As Supplemented For

VUL GuardSM

Survivorship VUL GuardSM

Survivorship Variable Universal Life II

Supplement Dated February 17, 2012 To Prospectus Dated May 1, 2005, As Supplemented For

Survivorship Variable Universal Life

This supplement provides important updates to the investment choices available through your policy. Please read it carefully and keep it with your current prospectus for future reference.

Effective April 27, 2012 at the close of the New York Stock Exchange, certain MML Funds will be liquidated, and the liquidation proceeds will be reinvested in the MML Money Market Fund (Initial Class) as detailed below. Note you may transfer your account value out of these investment options prior to their liquidation.

•

Variable Universal Life III only: The MML Asset Allocation, MML Concentrated Growth, MML Emerging Growth, MML Enhanced Index Core Equity and MML Small Cap Index Funds will be liquidated and will no longer be available investment options. Any account value allocated to any of the corresponding investment divisions of the separate account on April 27, 2012 will be liquidated and reinvested in the MML Money Market division on April 27, 2012.

•

All policies listed above (except Variable Universal Life III): The MML Emerging Growth, MML Enhanced Index Core Equity and MML NASDAQ-100® Funds will be liquidated and will no longer be available investment options. Any account value allocated to any of the corresponding investment divisions of the separate account on April 27, 2012 will be liquidated and reinvested in the MML Money Market division on April 27, 2012.

•	A written confirmation statement will be sent to all affected policy owners.

Impact on Automated Programs and Future Premium Payments

Note you may change your automated program elections and future premium allocations prior to the liquidation date by completing the appropriate forms and submitting them in good order to our Administrative Office.

•

Effective April 27, 2012 and thereafter, if you have premium payment instructions on file requesting that a portion or all of your premium payment be allocated to any of the investment divisions noted above, we will allocate the premium to the MML Money Market division.

•

If you have selected any of the investment divisions noted above as a “transfer to” investment option in the Dollar Cost Averaging program, we will replace that division with the MML Money Market division after April 27, 2012. However, if you currently use the MML Money Market division as the

February 17, 2012	Page 1 of 2	Li4200_11_1

source (“transfer from” investment option) and any of the investment divisions noted above as a “transfer to” investment option, the program will terminate after April 27, 2012.

•

If you have selected any of the investment divisions noted above as an investment option in the Portfolio Rebalancing program, we will replace that division with the MML Money Market division on April 27, 2012. However, if the MML Money Market division is the only investment option in the Portfolio Rebalancing program, the program will terminate after April 27, 2012.

•

If you have selected any of the investment divisions noted above as an investment option in the Directed Monthly Deduction Program (not available for VUL GuardSM or Survivorship VUL GuardSM), we will replace that division with the MML Money Market division after April 27, 2012.

Electronic Premium Payments

In an effort to make more flexible premium payment options available to you, we are introducing several new options. Accordingly, the following text is added to the “Premiums” section of each prospectus.

Electronic Premium Payments

Variable Universal Life III only: Effective March 25, 2012, you may initiate payment for the initial premium for a new Variable Universal Life III policy by completing the appropriate administrative form authorizing a draft payment from your bank account.

All listed policies: Effective March 5, 2012, you may initiate a single, non-recurring premium payment for your inforce policy through our secure website (www.massmutual.com) or by calling our Administrative Office and authorizing a draft payment from your bank account.

Requests to initiate electronic premium payments are effective on the valuation date that you submit the request in good order. “In good order” means that we have all the information needed to properly process your request, including complete and accurate instructions and proper authorization.

If you wish to cancel an electronic premium payment, you must call the MassMutual Customer Service Center at 1-800-272-2216 before the end of the valuation date (generally 4:00 p.m. ET).

If a bank draft is dishonored by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

If you have questions about this supplement, wish to revise your premium allocation or make other changes to your policy, please contact your registered representative or contact MassMutual at 1-800-272-2216. For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com or by contacting MassMutual.

February 17, 2012	Page 2 of 2	Li4200_11_1